                                                                 EXHIBIT 10.36

NORTH CAROLINA

WAKE COUNTY                                 LEASE MODIFICATION AGREEMENT NO. 2


         THIS LEASE MODIFICATION AGREEMENT NO. 2 (the "Agreement") is made and entered into this 9th day of June, 2000 (the "Execution Date"), by and between PHOENIX LIMITED PARTNERSHIP OF RALEIGH, a Delaware limited partnership ("Landlord"), and HIGH SPEED NET SOLUTIONS, INC., a Florida corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 15, 1999 (the "Original Lease"), pursuant to which Tenant leased approximately 1,911 square feet of office space designated as Suite 2120 (the "Original Premises") in the building known as Two Hannover Square, Raleigh, North Carolina 27601 (the "Building); and

         WHEREAS, Landlord and Tenant entered into that certain Lease Modification Agreement No. 1 dated March 23, 2000 ("Amendment No. 1"), pursuant to which, on or about May 1, 2000 (the "Target Relocation Date"), Tenant relocated to approximately 4,874 square feet of office space on the twenty-first
(21st) floor of the Building (the "Relocated Premises"), which Relocated Premises was also designated as Suite 2120. (The Original Lease and Amendment No. 1 are incorporated herein by reference in their entirety and hereinafter collectively referred to as the "Lease". Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease.); and

         WHEREAS, Tenant did not move to the Relocated Premises on May 1, 2000, but moved to the Relocated Premises effective as of June 12, 2000 ("Tenant's Relocation Date"); and

         WHEREAS, Tenant desires to expand back into the Original Premises, and Landlord agrees to such expansion; and

         WHEREAS Landlord and Tenant desire to modify the Lease by (i) setting forth Tenant's Relocation Date, and (ii) expanding Tenant's obligations with regard to the Lease for an additional 1,911 square feet of space comprising the Original Premises, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tenant and Landlord hereby agree as follows:

         1. BASIC LEASE PROVISIONS. SECTION 2.01 of the Lease is amended to reflect that, effective as of the Execution Date, Landlord shall let, lease and demise to Tenant the approximate 1,911 square feet of office space on the twenty-first (21st) floor in the Building that was the Original Premises ("Expansion No. 1") as further described on the attached EXHIBIT A-1-B, which is attached hereto and made a part hereof by reference in its entirety. Effective as of the Execution Date, the Lease is amended accordingly to show that the Leased Premises shall thereafter contain 6,785 square feet of space, including the space within Expansion No. 1 and including the description of Expansion No. 1, and the term "Leased Premises" as used in the Lease and in this Agreement, shall thereafter contain 6,785 square feet of space, including the space within Expansion No. 1 and including the description of Expansion No. 1. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that Tenant has been in occupancy of Expansion No. 1 as the Original Premises and shall remain in occupancy thereof as Expansion No. 1. Effective as of the Execution Date, SECTION 2.01 of the Lease shall be amended as follows:


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                  (i) SUBSECTION 2.01(B) of the Lease (Floor/Suite/Square Feet)
                  is amended by the addition of Expansion No. 1. Therefore, the third line of SUBSECTION 2.01(B) is amended by deleting the Square Feet Area of "4,874" and inserting the Square Feet Area of "6,785" in lieu thereof;

                  (ii) SUBSECTION 2.01(D) of the Lease (Base Rent) is amended to reflect the addition of Expansion No. 1 to the Base Rent. Base Rent for Expansion No. 1 shall be calculated at Eighteen Dollars and Fifty Cents ($18.50) per square foot per annum, with such Base Rent for Expansion No. 1 escalating by Fifty Cents ($.50) per square foot per annum, each Lease Year during the Term ("Lease Year" shall mean that twelve-month period from October 1st through the following September 30th of each year of the Term). Notwithstanding the foregoing, the Base Rent escalation for Expansion No. 1 (and not for the remainder of the Leased Premises) (i) shall not be subject to the provisions of SECTION 4.05 of the Lease, and (ii) shall not commence until October 1, 2001. Therefore, SUBSECTION 2.01(D) of the Lease shall be amended by deleting Base Rent chart currently set forth therein and inserting the following Base Rent chart in lieu thereof:

--------------------------------- ------------ ------------------------ ------------------------- -----------------------
"DATES:                           PRICE PER    SQUARE FEET AREA (FOR    ANNUAL BASE RENT          MONTHLY BASE RENT
                                  SQUARE FOOT  PURPOSES OF BASE RENT
                                  (BLENDED     CALCULATION)
                                  RATE AFTER
                                  6/30/00)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/1/99 through 6/11/00           $16.25       1,911                    $31,053.72                $2,587.81
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
6/12/00 through 6/30/00           $16.63       4,874                    $81,054.60                $6,754.55
                                               (Base Rent waived for    (Base Rent waived for     (Base Rent waived for
                                               Expansion No. 1)         Expansion No. 1)          Expansion No. 1)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
7/1/00 through 9/30/00            $17.16       6,785 (50% of Base       $100,973.46 (50% of       $8,414.46 (50% of
                                               Rent waived for          Base Rent waived for      Base Rent waived for
                                               Expansion No. 1)         Expansion No. 1)          Expansion No. 1)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/00 through 9/30/01          $17.49       6,785                    $118,650.24               $9,887.52
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/01 through 9/30/02          $17.98       6,785                    $121,993.92               $10,166.16
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/02 through 9/30/03          $18.47       6,785                    $125,337.72               $10,444.81
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/03 through 9/30/04          $18.97       6,785                    $128,681.40               $10,723.45
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/04 through 9/30/05          $19.47       6,785                    $132,074.04               $11,006.17"
--------------------------------- ------------ ------------------------ ------------------------- -----------------------

                  Notwithstanding the foregoing, Tenant shall also continue to be responsible for Additional Rent payments under the Lease.

         2. TENANT IMPROVEMENTS FOR EXPANSION NO. 1. Effective as of the Execution Date, SECTION 7.01 of the Lease shall be amended by the addition of the following paragraph:

         "Landlord and Tenant acknowledge and agree that Tenant has been in occupancy of Expansion No. 1 as the Original Premises and shall remain in occupancy thereof (as Expansion No. 1). Tenant has had an opportunity to inspect and satisfy itself as to the condition of Expansion No. 1 and agrees to accept the Expansion No. 1 "AS IS," "WHERE IS" and "WITH ALL FAULTS"."


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         3. AFFIRMATION OF LEASE TERMS. Except as expressly modified herein, the original terms and conditions of the Lease shall remain in full force and effect.

         4. BINDING AGREEMENT. This Agreement shall be binding upon the parties, their representatives, heirs, successors and assigns.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives, this the day and year first above written.

                            LANDLORD:

                            Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (SEAL)

                            By: Acquisition Group Inc., Its Managing General Partner (SEAL)

                            By:  /s/ CRAIG SHIMOMURA               (SEAL)
                                 ---------------------------------
                                 Craig Shimomura, Vice President

                            TENANT:

                            High Speed Net Solutions, a Florida corporation

                            By:  /s/ ALAN R. KLEINMAIER
                                 ---------------------------------
                            Name:  Alan R. Kleinmaier
                            Title:  Executive Vice President


(Corporate Seal)

ATTEST:

By:  ILLEGIBLE
   -------------------------------------
       Asst. Secretary

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                                  EXHIBIT A-1-B
                                  (page 1 of 2)

                                 EXPANSION NO. 1

Two Hannover Square
434 Fayetteville Street Mall, 21ST floor
Raleigh, North Carolina  27601


                                  [FLOORPLAN]

         1,662        Occupied Square Feet
         X 1.15       Common Area Percentage Factor
         1,911        Square Feet

                 =    Expansion No. 1


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                                  EXHIBIT A-1-B
                                  (page 2 of 2)

               ENTIRE LEASED PREMISES (INCLUDING EXPANSION NO. 1)

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601


                                  [FLOORPLAN]


4,874 square feet of Leased Premises prior to Expansion No. 1 plus 1,911 square feet contained in Expansion No. 1 = 6,785 square feet entire Leased Premises

 5,900             Occupied Square Feet
X 1.15             Common Area Percentage Factor
 6,785             Square Feet

            = Leased Premises (prior to Expansion No. 1) plus Expansion No. 1 = entire Leased Premises


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